Exhibit 99.3

WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED BY THE HOLDER FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH SECURITIES. NEITHER THE SECURITIES REPRESENTED BY THIS WARRANT NOR THE SECURITIES WHICH ARE ISSUABLE UPON EXERCISE OR CONVERSION OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS, IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR OTHERWISE DISPOSED OF WITHOUT AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED.

WARRANT TO PURCHASE COMMON SHARES OF
PHOTOMEDEX, INC.

No. PW-2009-01	February 27, 2009

1.           Issuance of Warrant.  FOR VALUE RECEIVED, on and after the First Tranche Closing Date (such term, and each other capitalized term used in this Warrant but not defined herein, having the meaning assigned thereto in the Purchase Agreement (as defined below)), and on the terms and subject to the conditions herein set forth, Perseus Partners VII, L.P., or its registered assigns (the “Holder”) is entitled to purchase from PhotoMedex, Inc., a Delaware corporation (the “Company”), at any time before 5:00 p.m. New York time on February 27, 2017 (or, if such day is not a Business Day, the next succeeding Business Day) (the “Termination Date”), at a price per share equal to the Warrant Price (as defined below and subject to adjustment as described herein), the Warrant Shares (as defined below and subject to adjustment as described herein) upon exercise of this Warrant pursuant to Section 5 hereof or conversion of this Warrant pursuant to Section 6 hereof.

This Warrant is issued pursuant to the Securities Purchase Agreement, dated as of August 4, 2008 (as amended by Amendment No. 1 thereto, dated as of February 27, 2009, and as the same may be further amended, modified or supplemented from time to time, the “Purchase Agreement”), by and between the Company and Perseus Partners VII, L.P.

2.           Definitions. As used in this Warrant, the following terms shall have the definitions ascribed to them below:

“Warrant Price” means, initially, $5.16152, as adjusted from time to time pursuant to the terms of this Warrant.

“Warrant Shares” means, initially, 1,046,204 shares of common stock, par value $0.01 per share, of the Company, as adjusted from time to time pursuant to the terms of this Warrant.

3.       Adjustments and Notices. The Warrant Price and the number of Warrant Shares upon exercise or conversion, as applicable, of this Warrant shall be subject to adjustment from time to time in accordance with this Section 3.

(a)           Adjustments for Splits and Combinations.  If the Company shall at any time or from time to time on or after the First Tranche Closing Date effect a stock split of the outstanding shares of Common Stock, the Warrant Price in effect immediately before that stock split shall be proportionately decreased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased.  Conversely, if the Company shall at any time or from time to time on or after the First Tranche Closing Date combine the outstanding shares of Common Stock into a smaller number of shares, the Warrant Price in effect immediately before the combination shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased.  In each such case, (i) the Warrant Price shall be adjusted by multiplying the Warrant Price that is then in effect by a fraction, (A) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to such subdivision or combination, and (B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately after giving effect to such subdivision or combination; and (ii) the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted by multiplying such number of Warrant Shares by a fraction, (X) the numerator of which equals the Warrant Price in effect as of immediately prior to the adjustment in clause (i) of this Section 3(a) and (Y) the denominator of which equals the Warrant Price in effect as of immediately after such adjustment.  Any adjustment under this Section 3(a) shall become effective immediately after the opening of business on the date the stock split or combination becomes effective.

(b)           Adjustment for Common Share Dividends and Distributions. If the Company at any time or from time to time on or after the First Tranche Closing Date issues, or fixes a record date for the determination of holders of shares of Common Stock entitled to receive, a dividend or other distribution payable solely in additional shares of Common Stock, in each such event (i) the Warrant Price that is then in effect shall be decreased (but in no event increased) as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Warrant Price then in effect by a fraction (A) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (B) the denominator of which is the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; and (ii) the number of Warrant Shares issuable upon exercise of this Warrant shall be increased (but in no event decreased) as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying such number of Warrant Shares by a fraction, (X) the numerator of which equals the Warrant Price in effect as of immediately prior to the adjustment in clause (i) of this Section 3(b) and (Y) the denominator of which equals the Warrant Price in effect as of immediately after such adjustment; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Warrant Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the Warrant Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted pursuant to this Section 3(b) to reflect the actual payment of such dividend or distribution.

(c)           Adjustments for Other Dividends and Distributions.  If the Company at any time or from time to time on or after the First Tranche Closing Date issues, or fixes a record date for the determination of holders of shares of Common Stock entitled to receive, a dividend or other distribution payable in any securities of the Company (other than shares of Common Stock) or in other property, in each such event provision shall be made so that the Holder of this Warrant shall receive upon exercise of this Warrant, in addition to the number of Warrant Shares receivable hereupon, the amount of securities of the Company or other property that such Holder would have received had this Warrant been exercised into Warrant Shares immediately prior to the date of such event and had such Holder thereafter, during the period from the date of such event to and including the exercise date retained such securities or other property receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3 with respect to the rights of the Holder or with respect to such other securities or other property by their terms.

(d)           Adjustment upon Issuances for Consideration Below Warrant Price.  If the Company at any time or from time to time on or after the First Tranche Closing Date issues or sells, or in accordance with this Section is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company) for a consideration per share less than the Warrant Price in effect as of immediately prior to such issuance or sale (such an issuance, a “Dilutive Issuance”), then immediately after such Dilutive Issuance, (i) the Warrant Price then in effect shall be reduced (but in no event increased) to an amount equal to a fraction, (A) the numerator of which equals the sum of (1) the product derived by multiplying the Warrant Price in effect as of immediately prior to such Dilutive Issuance by the number of shares of Common Stock outstanding on a fully diluted basis (accounting for Convertible Securities and Options using the treasury stock method) immediately prior to such Dilutive Issuance plus (2) the consideration, if any, received by the Company in such Dilutive Issuance, and (B) the denominator of which equals the number of shares of Common Stock outstanding on a fully diluted basis (accounting for Convertible Securities and Options using the treasury stock method) immediately after such Dilutive Issuance; and (ii) the number of Warrant Shares issuable upon exercise of this Warrant shall be increased (but in no event decreased) by multiplying such number of Warrant Shares by a fraction, (X) the numerator of which equals the Warrant Price in effect as of immediately prior to the adjustment in clause (i) of this Section 3(d) and (Y) the denominator of which equals the Warrant Price in effect as of immediately after such adjustment.  For purposes of this Section 3(d):

(i)           If any Convertible Securities are issued by the Company after the First Tranche Closing Date, the shares of Common Stock into which such Convertible Securities are convertible shall be deemed to be issued and sold by the Company as of the date the Convertible Securities are issued, for consideration per share equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock (A) upon the issuance or sale of the Convertible Security, and (B) upon the conversion or exchange or exercise of such Convertible Security.

(ii)           If any Options are issued by the Company after the First Tranche Closing Date, the shares of Common Stock issuable upon exercise of such Option (or upon conversion of the Convertible Securities issuable upon exercise of such Option) shall be deemed to be issued and sold by the Company as of the date the Options are issued for consideration per share equal to the sum of the of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock (A) upon granting or sale of the Option, (B) upon exercise of the Option and (C) in the case of an Option to acquire a Convertible Security, upon conversion or exchange or exercise of such Convertible Security.

(iii)           If the purchase price provided for in any Option is reduced after the First Tranche Closing Date, the additional consideration, if any, payable upon the issue, conversion,  exchange or exercise of any Convertible Security is reduced after the First Tranche Closing Date, or the rate at which any Convertible Security is convertible into or exchangeable or exercisable for shares of Common Stock is increased at any time on or after the First Tranche Closing Date, the shares of Common Stock issuable upon exercise of such Option (or upon conversion of the Convertible Securities issuable upon exercise of such Option) or issuable upon conversion of such Convertible Security shall be deemed to be issued and sold by the Company as of the date of such modification.

(iv)           If any Options are issued in connection with the issuance of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties to such transaction, such Options will be deemed to have been issued for the difference between (A) the aggregate fair market value of such Options and other securities of the Company issued in such integrated transaction, less, (B) the fair market value of the securities other than such Option, issued in such transaction, and the other securities issued or sold in such integrated transaction will be deemed to have been issued for the balance of the consideration received by the Company.  If any Common Stock, Options or Convertible Securities are issued or sold for a consideration consisting as a whole or in part of consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the closing price of such securities on the date of receipt by the Company.

(v)           For purposes of this Section 3(d), the fair market value of any non-cash consideration received by the Company upon the issuance of any shares of Common Stock, Options or Convertible Securities will be as determined in good faith by the Board.

(e)           Adjustment for Reclassification, Exchange and Substitution.  If at any time or from time to time after the First Tranche Closing Date, the Warrant Shares issuable upon the exercise or conversion of this Warrant are changed into the same or a different number of shares of any class or series of stock of the Company, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 3), then in any such event the Holder shall have the right upon the exercise or conversion of this Warrant to receive the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by the holder of the number of shares of Common Stock into which the Holder of this Warrant could have received had such Warrant been exercised or converted, as applicable, immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided in this Warrant or with respect to such other securities or property by the terms thereof.

(f)           Fundamental Transactions.  If at any time or from time to time after the First Tranche Closing Date (i) the Company effects any merger or consolidation of the Company with or into (whether or not the Company is the surviving corporation) another Person, (ii) the Company effects any sale, assignment, transfer, conveyance or other disposition of all or substantially all its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of more than 50% of the outstanding shares of Common Stock are permitted to tender or exchange their shares of Common Stock for other securities, cash or property, (iv) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or other Persons or (v) the Company effects a capital reorganization of the shares of Common Stock (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 3) pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each of the foregoing, a “Fundamental Transaction”), then as a part of such Fundamental Transaction provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise or conversion of this Warrant the same amount and kind of securities, cash or other property as it would have been entitled to receive if it had been, immediately prior to such Fundamental Transaction, the holder of the number of shares of Common Stock then deliverable upon the exercise or conversion, as applicable, in full of this Warrant, subject to adjustment in respect of such securities by their terms (the “Alternate Consideration”).  In any such case, (i) the aggregate Warrant Price under this Warrant will not be affected, but the Company shall apportion the Warrant Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration, (ii) if holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise or conversion of this Warrant following such Fundamental Transaction, and (iii) appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder after such Fundamental Transaction to the end that the provisions of this Section 3 (including adjustment of the Warrant Price then in effect and the number of shares of Common Stock, securities or other property issuable upon exercise or conversion of this Warrant) shall be applicable after that event and be as nearly equivalent as practicable.  At the Holder’s request, any successor to the Company, acquirer of substantially all the Company’s assets or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise or convert such warrant into Alternate Consideration.  The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(f) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(g)           Certificate of Adjustment.  In each case of an adjustment or readjustment of the Warrant Price for the number of shares of Common Stock or other securities or property issuable upon exercise conversion of this Warrant, the Company, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions of this Warrant and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder at the Holder’s address as shown in the Company’s books.  The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.  No adjustment in the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder

(h)           Notices of Record Date.  Upon (i) the establishment by the Company of a record of the holders of any class of securities for the purpose of determining the holders of such securities who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the shares of the Company, any merger or consolidation of the Company with or into any other company, or any transfer of all or substantially all the assets of the Company to any other Person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder at least twenty (20) Business Days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of shares of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

(i)           Certain Issues Excepted.  Notwithstanding anything herein to the contrary set forth herein, the following issuances of securities will not trigger an adjustment to the Warrant Price or the number of Warrant Shares issuable upon exercise of this Warrant: (i) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the First Tranche Closing Date, and (ii) Common Stock issued or options to purchase Common Stock granted or issued pursuant to the Company’s equity compensation plans and employee stock purchase plans as they now exist or are hereafter approved by the Company’s Board of Directors.

(j)           No Impairment. The Company shall not amend its Certificate of Incorporation or Bylaws or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment as provided herein. If the Company takes any action in breach of this Warrant, the Holder shall be entitled to any and all remedies available at Law or in equity.

(k)           Fractional Share.  No fractional share of Common Stock shall be issuable upon exercise or conversion of this Warrant and the number of Warrant Shares to be issued shall be rounded down to the nearest whole share. If the exercise or conversion of this Warrant shall result in the issuance of any fractional Warrant share, the Company shall eliminate such fractional share by paying the Holder an amount computed by multiplying such fraction by the fair market value of a full share.

(l)           Other Adjustments.  If and whenever the Company shall take any action affecting or relating to the shares of Common Stock, other than any action described in this Section 3, which in the opinion of the Board would prejudicially affect the rights of the Holder, the Warrant Price and, if required, the number of shares of Common Stock or other securities or property to be issued upon exercise or conversion, as applicable, of this Warrant will be adjusted by the Board in such manner, and at such time, as the Board may, subject to the approval of any stock exchange(s) on which the shares of Common Stock are listed and posted for trading, reasonably determine to be equitable in the circumstances to such Holder.

4.       Affirmative Covenants.  The Company hereby covenants and agrees for the benefit of the Holder as follows:

(a)           Warrant Shares.  All Warrant Shares that may be issued upon the exercise or conversion of this Warrant will be, when issued, duly authorized, validly issued, fully paid and nonassessable, and free from all preemptive rights and Liens other than restrictions on transfer provided for in the Transaction Documents and applicable federal and state securities laws.  The Company will at all times have authorized and reserved and kept available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise or conversion of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise or conversion of this Warrant.  If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise or conversion of this Warrant and all, the Company will take all such corporate actions as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(b)           Payment of Taxes.  The Company will pay all transfer taxes or charges that may be imposed with respect to the issue or delivery of Warrant Shares upon exercise or conversion of this Warrant, except for any tax or other charge imposed in connection with any transfer involved in the issue and delivery of Warrant Shares in a name other than that in which this Warrant was registered.

5.           Exercise of Warrant.  This Warrant may be exercised as a whole or in part by the Holder, at any time after the First Tranche Closing Date and prior to the Termination Date, by the surrender of this Warrant, together with the Notice of Exercise/Conversion in the form attached hereto as Annex A, respectively, duly completed and executed, at the principal office of the Company, specifying the portion of this Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by bank draft or wire transfer with respect to the Warrant Shares being purchased.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the Person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, and in any event within three Business Days, the Company shall issue and deliver to the Person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise.  If this Warrant shall be exercised for less than the total number of Warrant Shares then issuable upon exercise, promptly after surrender of this Warrant upon such exercise, and in any event within three Business Days, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Shares purchasable hereunder.  The new warrant shall be identical in all respects to this Warrant except that it shall have an initial Warrant Price equal to the Warrant Price in effect under this Warrant at the date of issuance of the new warrant.

6.           Conversion.

(a)           In lieu of exercising this Warrant or any portion of this Warrant, at any time the Holder of this Warrant shall have the right to convert this Warrant or any portion of this Warrant into Warrant Shares by the surrender of this Warrant, together with the written Notice of Exercise/Conversion in the form attached hereto as Annex A, duly completed and executed, at the principal office of the Company, specifying the portion of this Warrant to be converted.  The number of Warrant Shares to be issued to the Holder upon such conversion shall be computed using the following formula:

X =	(P)(Y)(A-B)/A

Where	X =	the number of Warrant Shares to be issued to the Holder for the portionof this Warrant being converted

P =	the portion of this Warrant being converted expressed as a decimalfraction

Y =	the total number of Warrant Shares issuable upon exercise of this Warrantin full

A =
the fair market value of one Warrant Share which means the fair market value of such Warrant Share as of the last Business Day immediately prior to the date the Notice of Exercise/Conversion is received by the Company as reported in the principal market for such securities or, if no such market exists, as determined in good faith by the Company’s Board of Directors (plus, to the extent that this Warrant is converted, as a whole or in part, after the occurrence of an event as to which Section 3(c) is applicable, the fair market value of the amount of such additional consideration contemplated by Section 3(c) that is issuable in connection with such Warrant Share)

B =	the Warrant Price on the date of conversion

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion of this Warrant shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the Person entitled to receive the Warrant Shares issuable upon such conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.  As promptly as practicable after such date, and in any event within three Business Days after the conversion, the Company shall issue and deliver to the Person or Persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such conversion.  If this Warrant shall be converted for less than the total number of Warrant Shares then issuable upon conversion, promptly after surrender of this Warrant upon such conversion, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Shares purchasable hereunder.  The new warrant shall be identical in all respects to this Warrant, except that it shall have an initial Warrant Price equal to the Warrant Price in effect under this Warrant at the date its issuance.  If this Warrant is converted, as a whole or in part, after the occurrence of an event as to which Section 3(c) is applicable, the Holder shall receive the consideration contemplated by Section 3(c) in lieu of shares of Common Stock.

7.           Transfer of Warrant or Securities Issuable upon Exercise or Conversion.  This Warrant may not be transferred in violation of any restrictive legend set forth hereon.  Each new warrant issued upon transfer of this Warrant or securities issuable upon exercise or conversion of this Warrant shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.  Subject to the foregoing, transfers of this Warrant shall be registered upon registration books maintained for such purpose by or on behalf of the Company.

8.           Termination. This Warrant shall terminate at 5:00 p.m. New York time on the Termination Date.

9.           Governing Law; Venue; Waiver of Jury Trial.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE. THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY HOLDER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY HOLDER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND HOLDER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

10.         Miscellaneous; Notices. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof.  Neither this Warrant nor any term of this Warrant may be changed or waived except by an instrument in writing signed by the Company and the Holder of this Warrant. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier, personal delivery or facsimile transmission at the respective addresses or facsimile number of the parties as set forth in or otherwise designated by either party pursuant to the Purchase Agreement or on the register maintained by the Company.  Any party hereto may by notice so given change its address or facsimile number for future notice hereunder.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 6:30 p.m. (Eastern time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (Eastern time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.

11.         Severability.  The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

[Signature Page to follow]

In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

PhotoMedex, Inc.

By:	/s/ Dennis M. McGrath
	Name:	Dennis M. McGrath
	Title:	Chief Financial Officer

Address:	147 Keystone Drive
Montgomeryville, PA 18936

Facsimile:	215.619.3208

Annex A

NOTICE OF EXERCISE/CONVERSION

TO:  Photomedex, Inc.

1.      The undersigned hereby elects to (check and complete only one option):

☐	purchase Warrant Shares of PhotoMedex, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full; OR
☐	acquire Warrant Shares of PhotoMedex, Inc. pursuant to Section 6 of the attached Warrant, by conversion of ______ percent (___%) of the Warrant.

2.      Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Name of Warrant Holder)

By:

Title: